UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ___)

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☐	Soliciting Materials Pursuant to §240.14a-12

BTCS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BTCS Inc.

9466 Georgia Avenue, No. 124

Silver Spring, Maryland 20910

NOTICE OF 2025 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 21, 2025

To The Stockholders of BTCS Inc.:

We are pleased to invite you to attend our 2025 Annual Meeting of Stockholders (the “Annual Meeting”), which will be held virtually at 10:00 a.m. Eastern Time on May 21, 2025. The Annual Meeting is being held to:

1.	elect five members to BTCS’ Board of Directors.

2.	ratify the appointment of RBSM LLP, our independent registered public accounting firm, for fiscal year 2025.

3.	approve, on an advisory basis, the compensation of our named executive officers.

4.	transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

Our Board of Directors has fixed the close of business on March 28, 2025, as the record date (the “Record Date”) for a determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

In accordance with rules of the SEC, instead of mailing printed copies of our proxy materials to each stockholder of record, we are furnishing the proxy materials for the Annual Meeting by providing access to these documents on the Internet. A notice of Internet availability of proxy materials (the “Notice”) is being mailed to our stockholders on or about March 29, 2025. The Notice contains instructions for accessing and reviewing our proxy materials and submitting a proxy over the Internet. Our proxy materials were made available at www.BTCS.vote on March 29, 2025, the same date we began the Notice. The Notice also contains instructions on how to request our proxy materials in printed form or by e-mail, at no charge. To participate in the Annual Meeting, you will need the 12-digit control number included on your Notice, proxy card, or voting instruction form. We encourage stockholders to access our proxy materials electronically to reduce our impact on the environment.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

to Be Held on May 21, 2025:

The Notice, Proxy Statement and 2024 Annual Report on Form 10-K are available at www.BTCS.vote

This year, our Annual Meeting will be accessible via a live audio conference call. You can attend our Annual Meeting by calling 877-407-3088 (Toll Free) or +1-877-407-3088 (International). To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or Notice you previously received. We believe that a virtual meeting allows us to make participation accessible for stockholders from any geographic location. If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 877-804-2062 (Toll Free) or email proxy@equitystock.com.

We appreciate your continued confidence in our Company and look forward to your joining us virtually on May 21, 2025.

By order of the Board of Directors:

/s/ Charles Allen
Charles Allen
Chief Executive Officer

Dated: March 28, 2025

i

BTCS Inc.

9466 Georgia Avenue, No. 124

Silver Spring, Maryland 20910

(202) 430-6576

2025 Annual Meeting Of Stockholders

Proxy Statement

QUESTIONS AND ANSWERS REGARDING THE ANNUAL MEETING

Why am I receiving these materials?

These proxy materials are being sent to the holders of shares of the common stock (“Common Stock”) of BTCS Inc. (“BTCS” or the “Company”), in connection with the solicitation of proxies by our Board of Directors (our “Board”) for use at the Annual Meeting of Stockholders to be held on May 21, 2025, at 10:00 a.m. Eastern Time. The Annual Meeting will be a completely virtual meeting of stockholders conducted via live audio conference call to enable our stockholders to attend from any location around the world that is convenient to them. You will be able to attend the Annual Meeting by calling 877-407-3088 (Toll Free) or +1 877-407-3088 (International). A notice of Internet availability of proxy materials (the “Notice”) are first being mailed to our stockholders on or about March 29, 2025.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the SEC rules, we may furnish proxy materials, including this proxy statement and our Annual Report on Form 10-K, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Accordingly, we are sending the Notice to our stockholders of record and beneficial holders as of March 28, 2025, which is the record date for the Annual Meeting.

Can I attend the Annual Meeting in person?

The Annual Meeting will be held exclusively via teleconference, with no in-person attendance option. If you plan to attend the virtual meeting, you will need to call 877-407-3088 (Toll Free) or +1 877-407-3088 (International) and use your unique 12-digit control number provided on your proxy card or voting instruction form to log into the meeting. We encourage stockholders to call and access the audiocast early, beginning approximately 15 minutes before the Annual Meeting’s 10:00 a.m. start time.

What if I have technical difficulties or trouble accessing the virtual Annual Meeting?

We will have technicians ready to assist you with any technical difficulties you may have in accessing the virtual Annual Meeting. If you encounter any difficulties, please call: 877-804-2062 (Toll Free) or email proxy@equitystock.com.

Who is (or is not) Entitled to Vote?

Our Board has fixed the close of business on March 28, 2025 as the record date for a determination of stockholders entitled to notice of, and to vote at, this Annual Meeting or any adjournment thereof. As of the Record Date, BTCS has 20,181,878 shares of Common Stock entitled to notice of, and to vote at, this Annual Meeting. As of the Record Date, we have 16,004,738 shares of Series V outstanding which will not vote on any proposal at the Annual Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner?

If your shares are registered in your name with our transfer agent, Equity Stock Transfer, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct that organization on how to vote your shares.

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Who May Attend the Virtual Meeting?

Record holders and beneficial owners may attend the Annual Meeting. If you are the beneficial owner of shares held in street name, you should refer to the voting instructions provided by your brokerage firm, bank, or other holder of record. Beneficial owners and record holders may also attend and vote online during the Annual Meeting. We encourage you to vote your proxy prior to the meeting, even if you plan to attend the virtual Annual Meeting.

How Do I Vote?

Record Holder

1. Vote by Internet. The website address for Internet voting is www.BTCS.vote. The deadline for Internet voting is 7:00 p.m. Eastern Time, on May 20, 2025.

2. Vote by E-mail. Mark, date, sign and email the enclosed proxy card to proxy@equitystock.com Attention: Shareholder Services.

3. Vote by mail. Mark, date, sign and mail promptly the enclosed proxy card to Equity Stock Transfer, 237 W 37th, Street, Suite 602, New York, New York 10018, Attention: Shareholder Services.

4. Vote By Fax. Mark, date, sign and fax the enclosed proxy card to 347-584-3644, Attention: Shareholder Services.

5. Vote during the meeting. Follow instructions provided to you during the Annual Meeting.

Beneficial Owner (Holding Shares in Street Name)

Once you have received a legal proxy from your broker, bank or other agent, it should be emailed to our transfer agent, Equity Stock Transfer, at proxy@equitystock.com and should be labeled “Legal Proxy” in the subject line. Please include proof from your broker, bank or other agent of your legal proxy (e.g., a forwarded email from your broker, bank or other agent with your legal proxy attached, or an image of your valid proxy attached to your email). Requests for registration must be received by Equity Stock Transfer no later than 5:00 p.m. Eastern Time, on May 19, 2025. You will then receive a confirmation of your registration, with a control number, by email from Equity Stock Transfer. At the time of the meeting, access the live audio conference call at 1-877-407-3088 and present your unique 12-digit control number.

1. Vote by Internet. The website address for Internet voting is on your vote instruction form.

2. Vote by phone. Call 1-877-407-3088 and follow the instructions.

3. Vote by mail. Mark, date, sign and mail promptly the enclosed vote instruction form (a postage-paid envelope is provided for mailing in the United States).

4. Vote during the meeting. Follow instructions provided to you during the Annual Meeting.

What Constitutes a Quorum?

To carry on the business of the Annual Meeting, we must have a quorum. A quorum is present when a majority of the shares entitled to vote, as of the Record Date, are present in person or represented by proxy. Treasury shares held by BTCS, if any, are not considered outstanding or present at the Annual Meeting. Broker non-votes and abstentions are counted as present for the purpose of determining the existence of a quorum.

What happens if BTCS is unable to obtain a Quorum?

If a quorum is not present to transact business at the Annual Meeting or if we do not receive sufficient votes in favor of the proposals by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit solicitation of proxies.

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What happens if I do not give specific voting instructions?

Record Holder. If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or you sign, date and return a proxy card without giving specific voting instructions, then your shares will be voted in accordance with the Board’s recommendations.

Beneficial Owners. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote at its discretion on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization will not have the authority to vote your shares on that proposal. This is generally referred to as a “broker non-vote.” In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered votes cast. Thus, broker non-votes will not affect the outcome of any non-routine matter being voted on at the meeting.

Which Proposals are Considered “Routine” or “Non-Routine”?

Proposal 2 is considered routine. Proposals 1, 3, and 4 are considered non-routine. A broker or other nominee cannot vote without instructions on non-routine matters.

How are abstentions treated?

Since Abstentions are not deemed to be a vote cast, abstentions have no effect on any of the Proposals.

How Many Votes are Needed for Each Proposal to Pass and What is the Effect of a Broker Non-Vote and Abstention?

Proposals	Vote Required	Are Broker Discretionary Votes Allowed?	Effect of Abstentions (1)

Election of Directors	Plurality, which means that the five nominees receiving the highest number of “For” votes by Common Stock holders will be elected.	No	No effect

Ratification of Independent Registered Public Accounting Firm	Affirmative vote of the majority of the votes cast by Common Stock holders.	Yes	No effect

Say-on-Pay	Affirmative vote of the majority of the votes cast by Common Stock holders	No	No effect

Adjournment of the Annual Meeting	Affirmative vote of the majority of the votes cast by Common Stock holders.	No	No effect

(1)	“Withhold” for Proposal 1.

What Are the Voting Procedures?

You may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any of these proposals. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

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Is My Proxy Revocable?

Record Holder. You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to the Corporate Secretary of BTCS, by delivering a proxy card dated after the date of the proxy or by voting during the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary.

Beneficial Owners. If you are the beneficial owner of shares held in street name, you must follow the instructions provided by your broker, bank, or other holder of record for changing or revoking your proxy. Beneficial owners, other than plan participants as outlined below, may also attend and vote online during the Annual Meeting, which will replace any previous votes.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by BTCS. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in so doing.

What Happens if Additional Matters are Presented at the Annual Meeting?

Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you submit a signed proxy card, the persons named as proxy holders, Messrs. Charles Allen and Michael Prevoznik, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

What is “householding” and how does it affect me?

Record holders who have the same address and last name will receive only one copy of their proxy materials, unless we are notified that one or more of these record holders wishes to continue receiving individual copies. This procedure will reduce our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards.

If you are eligible for householding, but you and other record holders with whom you share an address, receive multiple copies of these proxy materials, or if you hold BTCS stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please contact our Corporate Secretary at: BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910.

If you participate in householding and wish to receive a separate copy of these proxy materials, or if you do not wish to continue to participate in householding and prefer to receive separate copies of these documents in the future, please contact our Corporate Secretary as indicated above. Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Do I Have Dissenters’ (Appraisal) Rights?

Appraisal rights are not available to BTCS stockholders with any of the proposals brought before the Annual Meeting.

Interest of Officers and Directors in Matters to Be Acted Upon

Except in the election of directors, none of the officers or directors have any interest in any of the matters to be acted upon at the Annual Meeting.

Can a Stockholder Present a Proposal To Be Considered At the Next Annual Meeting?

If you wish to submit a proposal to be considered at the 2026 Annual Meeting (the “Next Annual Meeting”), the following is required:

For a shareholder proposal to be considered for inclusion in BTCS’ Proxy Statement and proxy card for the Next Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934 (the “Exchange Act”) our Corporate Secretary must receive the written proposal no later than November 29, 2025, which is 120 calendar days prior to the one year anniversary date BTCS’ Proxy Statement was mailed to stockholders in connection with this Annual Meeting. Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in company sponsored materials.

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Our Bylaws include advance notice provisions that require stockholders desiring to recommend or nominate individuals to the Board or who wish to present a proposal at the Next Annual Meeting must do so in accordance with the terms of the advance notice provisions. For a stockholder proposal or a nomination that is not intended to be included in BTCS’ Proxy Statement and proxy card under Rule 14a-8, our Corporate Secretary must receive the written proposal no later than 90 calendar days, and no earlier than 120 calendar days, prior to the first anniversary of this year’s Annual Meeting; Provided, however, that in the event that the Next Annual Meeting is changed more than 30 days before or after such anniversary date, the proposal must be received no later than 10 calendar days following the day on which public announcement of the date of such meeting is first made by the Company. In no event will an adjournment or postponement of an annual meeting of stockholders begin a new time period for giving a proposing stockholder’s notice as provided above. Additionally, you must be a record holder at the time you deliver your notice to the Corporate Secretary and are entitled to vote at the Next Annual Meeting and meet the ownership requirements contained in our Bylaws, if any.

A nomination or other proposal will be disregarded if it does not comply with the above procedures. All proposals and nominations should be sent to BTCS Inc. 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary. We reserve the right to amend our Bylaws and any change will apply to the Next Annual Meeting unless otherwise specified in the amendment.

Your Vote Is Important

Please vote your proxy promptly so your shares can be represented, even if you plan to attend the virtual Annual Meeting. You can vote by Internet, by telephone, or by using the enclosed proxy card.

Our proxy tabulator, Equity Stock Transfer, must receive any proxy that will not be voted at the Annual Meeting by 11:59 p.m. Eastern Time on May 20, 2025.

The Board unanimously recommends that stockholders vote “For” each of the Proposals.

PROPOSAL 1. ELECTION OF DIRECTORS

We currently have five members of our Board, all whose terms will expire at this Annual Meeting. The Board proposes and recommends the election of the following nominees as directors:

Charles Allen

Michal Handerhan

Charles Lee

Melanie Pump

Ashley DeSimone

All of the nominees listed above are currently directors of BTCS, have been nominated for election at the Annual Meeting, and have agreed to serve if elected. The five persons who receive the most votes cast will be elected and will serve as directors until the next Annual Meeting. If a nominee becomes unavailable for election before this Annual Meeting, the Board can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card. Furthermore, we may appoint additional persons to our Board before the Annual Meeting. The principal occupation and certain other information about the nominees and our executive officers are set forth below in this proxy statement.

The Board recommends a vote “For” the election of the nominated slate of directors.

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DIRECTORS AND EXECUTIVE OFFICERS

The following table represents our Board as of the Record Date (all of which are Board nominees):

Name	Age	Appointed
Charles Allen	49	February 5, 2014
Michal Handerhan	48	February 5, 2014
Charles Lee	48	April 1, 2021
Melanie Pump	48	October 1, 2022
Ashley DeSimone	48	April 15, 2024

Director Nominee Biographies

Charles W. Allen, has served as our Chief Executive Officer and a member of the Board since February 5, 2014 and as Chairman of the Board since September 11, 2014. Mr. Allen also previously served as our Chief Financial Officer. Mr. Allen is responsible for our overall corporate strategy and direction. Since July 2023, Mr. Allen has served as a director of 60 Degrees Pharmaceuticals, Inc. (NASDAQ: SXTP), a pharmaceutical company. Additionally, From December 2022 until November 2024, Mr. Allen served as a director of Innovation1 Biotech, Inc. (OTC: IVBT), a former drug discovery company. Mr. Allen has extensive experience in business strategy and structuring and executing a variety of investment banking and capital markets transactions, including financings, IPOs and mergers and acquisitions. Prior to his work in the blockchain industry, he worked domestically and internationally on projects in technology, media, natural resources, logistics, medical services, and financial services. He has served as a Managing Director at numerous boutique investment banks focused on advising and raising capital for small and mid-size companies. Mr. Allen received a B.S. in Mechanical Engineering from Lehigh University and a M.B.A. from the Mason School of Business at the College of William & Mary.

Mr. Allen was selected to serve on the Board because of his background and leadership experience in the cryptocurrency industry.

Michal Handerhan, has served as our Chief Operating Officer since February 5, 2014 and was appointed as our Secretary on March 11, 2014. Mr. Handerhan served as our Chairman of the Board from February 5, 2014 to September 11, 2014 and was a co-founder of BitcoinShop.us LLC. Mr. Handerhan supports both our business and development strategy across the management team. From February 2011 through February 2014, Mr. Handerhan served as an independent IT and web services consultant to the National Aeronautics and Space Administration (“NASA”). From October 2005 until February 2014, Mr. Handerhan was the President and Chief Executive Officer of Meesha Media Group, LLC which provided high-definition video production services, Web 2.0 development, database management, and social media solutions. From March 2002 through October 2006, Mr. Handerhan served as a team leader for NASA in their Peer Review Services group. Prior to working at NASA’s Peer Review Services group Mr. Handerhan served as the web developer for Folio Investments. Mr. Handerhan received a B.S. in Computer Science from Czech Technical University.

Mr. Handerhan was selected to be on the Board because of his extensive experience in technology.

Charles Lee, has served as an independent Director since April 1, 2021. Mr. Lee is the creator of Litecoin and a Director of the Litecoin Foundation. Mr. Lee attended The Massachusetts Institute of Technology where he graduated in 2000 with a Bachelors and Masters degree in Electrical Engineering and Computer Science. Prior to creating Litecoin, Mr. Lee was a Software Engineer at Google. In 2011, Mr. Lee created Litecoin in an effort to improve upon Bitcoin’s high fees, slower transaction times, and scalability issues. Mr. Lee went on to work for Coinbase where he became Director of Engineering before leaving the company in 2017 to focus on supporting the development of Litecoin full time.

Mr. Lee was selected to serve on the Board because of his experience in the blockchain industry.

Melanie Pump, has served as an independent Director since October 1, 2022. Ms. Pump also serves on the board of directors of Mobio Technologies Inc., a company that invests primarily in technology startups. From March 2022 until October 2024, Ms. Pump was the Chief Financial Officer of Polymath Research Inc., a software development company. From August 2021 until June 2022, Ms. Pump was the Chief Financial Officer of Brane Inc., a software development company. From September 2020 until August 2021, Ms. Pump was the Chief Financial Officer of Codix Management Inc., a management support company. From April 2018 until June 2020, Ms. Pump was the Chief Financial Officer of Incognito Software Systems, Inc., a software solutions company. Ms. Pump is a Chartered Professional Accountant licensed in British Columbia, Canada.

Ms. Pump was selected to serve on the Board because of her financial reporting experience.

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Ashley DeSimone, has served as an independent Director since April 15, 2024. Ms. DeSimone is a strategy and communications executive with extensive experience in the U.S. capital markets, investor and public relations, marketing, and business development. She is the Chief Marketing Officer of Clear Street, a diversified financial services firm. From 2004 until 2013, and then from 2020 until 2024, Ms. DeSimone was a Partner at ICR, one of the largest strategic communications and capital markets advisories, where she spent 15 years creating and leading strategies for pre-public and public companies across TMT and consumer sectors. From 2016 until 2020, Ms. DeSimone was a Partner at TSG Entertainment Finance, where she executed select investments including into a leading fan-platform in the ticketing space, and managed and marketed content-focused funds related to 20th Century Fox IP. In her IP-related investments, Ms. DeSimone garnered Tony-voting status in The Broadway League. Ms. DeSimone’s professional background is rooted in Wall Street, where she began her career as a sell-side equity analyst covering the Media, Advertising, & Marketing Services sectors.

Ms. DeSimone was selected to serve on the Board because of her executive leadership and capital markets experience.

Executive Officers

The following table represents our Executive Officers as of the Record Date:

Name	Age	Position	Appointed
Charles Allen	49	Chief Executive Officer	February 5, 2014
Michal Handerhan	48	Chief Operating Officer and Corporate Secretary	February 5, 2014
Michael Prevoznik	35	Chief Financial Officer	December 1, 2021

See above for the biographies of Charles Allen and Michael Handerhan.

Michael Prevoznik, has been the Company’s Chief Financial Officer since December 2021. Prior to that, Mr. Prevoznik worked for PricewaterhouseCoopers LLP for over nine years specializing in investment company audits for leading asset managers in the financial services industry. Mr. Prevoznik is a Certified Public Accountant licensed in the state of Pennsylvania. Mr. Prevoznik received a B.S. in Business Administration as well as a Master of Accountancy from the Grossman School of Business at the University of Vermont.

Former Executive Officer

Manish Paranjape previously served as the Company’s Chief Technology Officer from February 2022 until his resignation, which was effective February 3, 2025.

There are no family relationships between any of the executive officers and directors.

CORPORATE GOVERNANCE

Board Responsibilities

The Board oversees, counsels, and directs management in the long-term interest of BTCS and its stockholders, consistent with its fiduciary duties of care and loyalty. The Board’s responsibilities include establishing broad corporate policies and reviewing the overall performance of BTCS. The Board is not, however, involved in the operating details on a day-to-day basis. Our Bylaws require that each director is elected and holds office until the successor is elected.

Board Committees and Charters

The Board and its committees meet and act by written consent from time to time as appropriate. The Board has formed the following standing committees: (i) the Audit Committee, (ii) the Compensation Committee, and (iii) Nominating and Corporate Governance Committee (the “Nominating Committee”). These committees regularly report on their activities and actions to the Board.

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Each of our Audit, Compensation, and the Nominating Committees has a written charter. Each of these committee charters is available through the “Investors” section on our website, which can be found at https://www.btcs.com/governance. The information contained in or accessible through our website does not constitute a part of, and is not incorporated into, this Proxy Statement.

The following table identifies the independent and non-independent current Board and Committee members.

Name	Independent	Audit	Compensation	Nominating and Corporate Governance

Charles Allen
Michal Handerhan
Charles Lee	×	×	×	×
Melanie Pump	×	Chair	Chair	×
Ashley DeSimone	×	×	×	Chair
Number of Meetings		4	2	1

There were five Board meetings held in 2024. All of the directors then serving on the Board attended over 75% of the applicable Board and Committee meetings held in 2024. The Company does not have a policy regarding Board members attending annual meetings.

Director Independence

Our Board has determined that Charles Lee, Melanie Pump, and Ashley DeSimone are independent in accordance with standards under the rules of The NASDAQ Stock Market LLC (“Nasdaq”). Our Board determined that as a result of being employed as executive officers, Charles Allen and Michal Handerhan were not independent under the listing standards of Nasdaq.

Our Board has also determined that Charles Lee, Melanie Pump and Ashley DeSimone are independent under the listing standards of Nasdaq for Audit Committee members and Compensation Committee members.

Audit Committee

The Audit Committee’s primary role is to review our accounting policies and financial reporting and disclosure processes and any issues which may arise in the course of the audit of our financial statements. The Audit Committee selects our independent registered public accounting firm, approves all audit and non-audit services, and reviews the independence of our independent registered public accounting firm, and reviews the Company’s annual and quarterly financial statements and related disclosure with our independent registered public accounting firm and management. The Audit Committee also reviews the audit and non-audit fees of the auditors. Our Audit Committee is also responsible for certain corporate governance and legal compliance matters including internal and disclosure controls and compliance with the Sarbanes-Oxley Act of 2002.

In addition, the Audit Committee annually (i) reviews the Company’s financial reporting practices, critical accounting policies, and estimates; (ii) reviews significant financial risks and exposures and assesses the steps management has taken to monitor such risks and exposures; (iii) reviews issues regarding the Company’s accounting principles, including any significant changes in the Company’s selection or application of accounting principles, and the Company’s financial statement presentation; (iv) reviews issues as to the adequacy of the Company’s internal controls and compliance with applicable laws and regulations; and (v) reviews management’s attitude toward, and effectiveness in establishing, internal controls, and the efficiency of the process used to establish, monitor, and evaluate internal control systems.

In addition, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of the Company’s information and technology security policies, internal controls related to information and technology security, and its cybersecurity and privacy-related risk management framework.

The Board has determined that Melanie Pump is qualified as an Audit Committee Financial Expert, as that term is defined by Item 407(d)(5)(ii) of Regulation S-K and in compliance with the Sarbanes-Oxley Act of 2002.

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Compensation Committee

The function of the Compensation Committee is to determine the compensation of our executive officers. The Compensation Committee has the power to set performance targets for determining periodic bonuses payable to executive officers and may review and make recommendations with respect to stockholder proposals related to compensation matters. Additionally, the Compensation Committee is responsible for administering our equity compensation plans.

The Compensation Committee may delegate any or all of its duties or responsibilities to a subcommittee, to the extent consistent with the Company’s Bylaws, applicable laws and the listing standards of Nasdaq.

Nominating and Corporate Governance Committee

The responsibilities of the Nominating Committee include the identification of individuals qualified to become Board members, the selection of nominees to stand for election as directors, the oversight of the selection and composition of committees of the Board, establish procedures for the nomination process including procedures and the oversight of the evaluations of the Board and management. The Nominating Committee is committed to a policy of inclusiveness and seeks members with diverse backgrounds, an understanding of our business and a reputation for integrity. The Nominating Committee also monitors and enforces the Company’s related party transaction policy.

The Nominating Committee recommended that the Board nominate each of the incumbent directors for election at the Annual Meeting. The Nominating Committee currently does not maintain a formal policy regarding to the consideration of director candidates recommended by shareholders, though it will carefully evaluate any such recommendations in good faith. If we receive any shareholder recommended nominations, the Nominating Committee will carefully review the recommendation(s) and consider such recommendation(s) in good faith.

Insider Trading Arrangements and Policies

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Insider Trading Compliance Policy governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Compliance Policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.

Board Diversity

While we do not have a formal policy on diversity, our Board considers diversity to include the skill set, background, reputation, type and length of business experience of our Board members, as well as a particular nominee’s contribution to that mix. Although there are many other factors, the Board seeks individuals with experience in the virtual currency industry and accounting experience.

Board Leadership Structure and Role of Board in Risk Oversight

Our Board has determined that its current structure, with combined Chairman and Chief Executive Officer roles, is in the best interests of BTCS and its stockholders at this time. Several factors support the leadership structure chosen by the Board, including, among others:

●	The Chief Executive Officer is intimately involved in the day-to-day operations of BTCS and is best positioned to elevate the most critical business issues for consideration by the Board.

●	The Board believes that having the Chief Executive Officer serve in both capacities allows him to more effectively execute BTCS’ strategic initiatives and business plans and confront its challenges. A combined Chairman and Chief Executive Officer structure provides us with decisive and effective leadership with clearer accountability to our stockholders.

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Our risk management function is overseen by our Board. Our management keeps the Board apprised of material risks and provides directors access to all information necessary for them to understand and evaluate how these risks interrelate, how they affect us, and how management addresses those risks. Charles Allen, as our Chief Executive Officer and Chairman of the Board, works closely together with the Board and its independent directors, on how to best address identified risks. If the identified risk poses an actual or potential conflict with management, our independent directors shall conduct the assessment. Presently, the primary risks affecting us are: (i) the regulatory environment in which we operate, (ii) our ability to execute on our business model, (iii) the price of our crypto assets decreasing, and (iv) the security of our crypto assets (including cybersecurity). Management spends a significant amount of time analyzing potential strategies and any opportunities which may limit our exposure to a material decrease in the price of our crypto assets. Management reports their findings to the Board on a quarterly basis (or more frequently when appropriate).

Code of Ethics

Our Board has adopted a Code of Ethics that applies to all of our employees, including our Chief Executive Officer and Chief Financial Officer. Although not required, the Code of Ethics also applies to our directors. The Code of Ethics provides written standards that we believe are reasonably designed to deter wrongdoing and promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, full, fair, accurate, timely and understandable disclosure and compliance with laws, rules and regulations, including insider trading, corporate opportunities and whistleblowing or the prompt reporting of illegal or unethical behavior. We will provide a copy, without charge, to anyone that requests a copy of our Code of Ethics in writing by contacting BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary.

Hedging

Under the Company’s Insider Trading Policy, all officers, directors and certain identified employees are prohibited from engaging in hedging transactions.

Clawback Policy

Additionally, our Board has adopted a Clawback policy in accordance with the rules of the Nasdaq Stock Exchange and SEC Rule 10D-1, to recoup “excess” incentive compensation, if any, earned by current and former executive officers during a three-year look back period in the event of a financial restatement due to material noncompliance with any financial reporting requirement under the securities laws (with no fault required). A copy of our Clawback Policy was filed as Exhibit 97.1 to our Annual Report on Form 10-K for the year ended December 31, 2023.

Communication with our Board of Directors

Although we do not have a formal policy regarding communications with the Board, stockholders may communicate with the Board by writing to us at BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910, Attention: Corporate Secretary. Stockholders who would like their submission directed to a member of the Board may so specify, and the communication will be forwarded, as appropriate.

Related Person Transactions

None.

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

The Company does not have any formal policy that requires the Company to grant, or avoid granting, equity-based compensation to its executive officers at certain times. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

During fiscal 2024, there were no equity grants made to the Company executive officers during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

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PROPOSAL 2. RATIFICATION OF THE APPOINTMENT OF

OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

FOR FISCAL YEAR 2025

Our Board has appointed RBSM LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025. RBSM LLP has been BTCS’ independent registered public accounting firm since 2016. Selection of BTCS independent registered public accounting firm is not required to be submitted to a vote of the stockholders of BTCS for ratification. However, BTCS is submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Board may, in its discretion, appoint a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of BTCS and its stockholders. If the appointment is not ratified, the Board will consider its options.

A representative of RBSM LLP is expected to be present at the Annual Meeting.

The Board recommends a vote “For” this Proposal No. 2

Our Audit Committee currently consists of Melanie Pump, Ashley DeSimone and Charles Lee. The Audit Committee reviews BTCS’ financial reporting process on behalf of the Board and administers our engagement of the independent registered public accounting firm. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of its examinations, the evaluations of our internal controls, and the overall quality of our financial reporting. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

The Audit Committee has met and held discussions with management and RBSM LLP. The Company’s management represented to the Audit Committee that our financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the financial statements with management and RBSM LLP. The Audit Committee reviewed with RBSM LLP its judgments as to the quality, not just the acceptability, of our accounting principles and such other matters as are required to be discussed with the Audit Committee in accordance with the standards of the Public Company Accounting Oversight Board, which we refer to as the “PCAOB.”

Audit Committee Report

The Audit Committee has:

●	reviewed and discussed the audited financial statements with management;

●	met privately with the independent registered public accounting firm and discussed matters required by the PCAOB;

●	received the written disclosures and the letter from the independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from us; and

●	in reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC.

This report is submitted by the Audit Committee:

Melanie Pump, Chairperson

Ashley DeSimone

Charles Lee

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The above Audit Committee Report is not deemed to be “soliciting material,” is not “filed” with the SEC and is not to be incorporated by reference in any filing of BTCS under the Securities Act of 1933 (the “Securities Act”), or the Exchange Act whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

It is not the duty of the Audit Committee to determine that BTCS’ financial statements and disclosures are complete and accurate and in accordance with generally accepted accounting principles or to plan or conduct audits. Those are the responsibilities of management and BTCS’ independent registered public accounting firm. In giving its recommendation to the Board, the Audit Committee has relied on: (1) management’s representations that such financial statements have been prepared with integrity and objectivity and in conformity with GAAP; and (2) the report of BTCS independent registered public accounting firm with respect to such financial statements.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services performed by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Under our policy, pre-approval is generally provided for particular services or categories of services, including planned services, project-based services and routine consultations. In addition, the Board may also pre-approve particular services on a case-by-case basis. Our Board approved all services that our independent accountants provided to us in the past two fiscal years.

Fees incurred by BTCS for the Services Provided by RBSM LLP, our Principal Accountants

The following table sets forth the aggregate fees paid for or accrued by BTCS for audit and other services provided by RBSM LLP for the years ended December 31, 2024 and 2023:

	2024 ($)	2023 ($)
Audit Fees (1)	285,000	155,000
Audit Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	285,000	155,000

(1)	Audit fees – these fees relate to the annual audits and quarterly reviews of our financial statements and registration statements as well as services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

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PROPOSAL 3. ADVISORY VOTE ON EXECUTIVE COMPENSATION

Overview

Pursuant to Section 14A of the Exchange Act and the rules of the SEC promulgated thereunder, we are submitting to our stockholders for approval, on a nonbinding, advisory basis, the compensation of our Named Executive Officers, commonly referred to as the “say-on-pay” vote. In accordance with the Exchange Act requirements, we are providing our stockholders with an opportunity to express their views on the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. Although this advisory vote is nonbinding, our Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our Named Executive Officer compensation and related executive compensation programs.

We encourage stockholders to read the “Executive Compensation” section of this Proxy Statement (which immediately follows), including the compensation tables and the related narrative disclosure, which describes the structure and amounts of the compensation of our Named Executive Officers. The compensation of our Named Executive Officers is designed to enable us to attract and retain executives with the right skills and experience. The Compensation Committee and our Board believe that our executive compensation strikes the appropriate balance between utilizing responsible, measured pay practices and effectively incentivizing our Named Executive Officers to dedicate themselves fully to value creation for our stockholders.

Accordingly, we ask our stockholders to vote “FOR” the approval of the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of BTCS Inc. approve, on an advisory basis, the compensation of the named executive officers as disclosed in the Company’s proxy statement for the 2025 Annual Meeting of Stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table, the accompanying compensation tables, and the related narrative discussion within the Executive Compensation section of this proxy statement.”

The Board recommends a vote “For” this Proposal No. 3.

PROPOSAL 4. ADJOURNMENT

General

The Company is asking its stockholders to approve, if necessary, a proposal to adjourn the Annual Meeting to a later date and time to solicit additional proxies in favor of one or more proposals submitted to a vote by the stockholders at the Annual Meeting. Any adjournment of the Annual Meeting for the purpose of soliciting additional proxies will allow stockholders who have already sent in their proxies to revoke them at any time prior to the voting of the proxies at the adjourned meeting by following the proxy revocation procedures described in this proxy statement.

The Board recommends a vote “For” this Proposal No. 4.

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EXECUTIVE COMPENSATION

The following information is related to the compensation paid, distributed or accrued by us to those persons serving as our Chief Executive Officer (“Principal Executive Officer” or “PEO”) during 2024, and our two most highly compensated executive officers other than the Chief Executive Officer. We refer to these persons as the “Named Executive Officers” or “NEOs”.

2024 Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($)(c)(1)	Bonus ($)(d)	Stock Awards ($)(e)(2)(3)(4)(5)	Option Awards ($)(f)(1)(6)	All Other Compensation ($)(i)(7)	Total ($)(j)

Charles Allen	2024	429,933	-	650,944	1,842,915	40,055	2,963,847
Chief Executive Officer	2023	411,419	-	354,849	-	38,055	804,323

Michal Handerhan	2024	300,307	94,676	824,649	188,801	35,176	1,443,609
Chief Operations Officer	2023	287,375	15,000	136,164	-	33,176	471,715

Michael Prevoznik	2024	245,706	52,815	468,958	522,223	34,500	1,324,202
Chief Financial Officer	2023	235,125	-	117,149	-	32,500	384,774

(1)	In September 2024, each NEO voluntarily elected to receive a portion of their annual cash compensation in restricted common stock. The conversion from cash to stock was calculated based on the closing market price of our common stock as of the approval date, September 12, 2024. The “Salary” column includes the value of a total of 229,729 shares of restricted common stock issued in lieu of $198,485 cash compensation which the NEOs were entitled to, as detailed below:

a.	Mr. Allen: 124,402 restricted shares issued in lieu of $107,483 cash compensation.

b.	Mr. Handerhan: 57,930 restricted shares issued in lieu of $50,051 cash compensation.

c.	Mr. Prevoznik: 47,397 restricted shares issued in lieu of $40,951 cash compensation.

(2)	Amounts reported represent the aggregate grant date fair value of awards granted to the Named Executive Officers, computed in accordance with FASB ASC Topic 718, without regard to forfeitures. This amount does not reflect the actual economic value realized by the Named Executive Officers. For 2024, this includes certain restricted stock unit (“RSU”) grants that were immediately forfeited and not accepted by certain NEOs, as further detailed in footnote 5.

(3)	The stock awards (for 2024) includes for,

a.	Mr. Allen: (i) 173,611 restricted shares issued as a result of vesting of Long-Term Incentive Plan restricted stock units upon the Company sustaining a $50 million market cap for 30 consecutive days during the year, and (ii) 50,000 restricted stock units issued and subsequently forfeited, as detailed in footnote 5.

b.	Mr. Handerhan: (i) 153,322 restricted shares issued as payment of performance bonuses, (ii) 111,111 restricted shares issued as a result of vesting of Long-Term Incentive Plan restricted stock units upon the Company sustaining a $50 million market cap for 30 consecutive days during the year, and (iii) 50,000 restricted stock units issued and subsequently forfeited, as detailed in footnote 5.

c.	Mr. Prevoznik: (i) 45,439 restricted shares issued as payment of performance bonuses, (ii) 55,556 restricted shares issued as a result of vesting of Long-Term Incentive Plan restricted stock units upon the Company sustaining a $50 million market cap for 30 consecutive days during the year, and (iii) 100,000 restricted stock units issued.

(4)	The stock awards (for 2024) do not include shares of the Series V preferred stock issued in connection with the vesting of restricted stock units eligible to receive the Series V distribution. Series V shares issued include (i) 173,611 shares issued to Mr. Allen, (ii) 111,111 shares issued to Mr. Handerhan, and (iii) 55,556 shares issued to Mr. Prevoznik

(5)	On January 12, 2024, Messrs. Allen and Handerhan informed the Compensation Committee that they declined the 50,000 RSUs granted to each of them on January 1, 2024. As a result, these RSUs were forfeited effective as of the grant date, January 1, 2024.

(6)	The option awards (for 2024) relate to: (i) 841,842 incentive stock options issued to Mr. Allen, (ii) 86,244 incentive stock options issued to Mr. Handerhan, and (iii) 238,551 incentive stock options issued to Mr. Prevoznik. All option awards have an exercise price of $2.47 and an expiration date of December 31, 2031.

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(7)	All Other Compensation (for 2024) includes for,

a.	Mr. Allen: (i) $22,500 of discretionary matching of employee contributions to the Company sponsored 401(k) plan made by the Company in 2024 related to 2023 contributions, and (ii) insurance premiums paid by the Company on the employee’s behalf.

b.	Mr. Handerhan: (i) $22,500 of discretionary matching of employee contributions to the Company sponsored 401(k) plan made by the Company in 2024 related to 2023 contributions, and (ii) insurance premiums paid by the Company on the employee’s behalf.

c.	Mr. Prevoznik: $22,500 of discretionary matching of employee contributions to the Company sponsored 401(k) plan made by the Company in 2024 related to 2023 contributions.

d.	$1,000 per month for each Named Executive Officer in connection with office space, telephone and internet expense allowances.

Employment Arrangements with Named Executive Officers

Charles Allen

On June 22, 2017, the Company entered into an employment agreement with Charles Allen (the “Allen Employment Agreement”), whereby Mr. Allen agreed to serve as our Chief Executive Officer and Chief Financial Officer in consideration for a base salary of $245,000, which was to be increased annually by 4.5% (an “Annual Increase”). After a number of salary increases (including as a result of Annual Increases), Mr. Allen’s base salary was approximately $430,000 for 2024 and $450,000 for 2025.

Michal Handerhan

On June 22, 2017, the Company entered into an employment agreement with Michal Handerhan (the “Handerhan Employment Agreement”), whereby Mr. Handerhan agreed to serve as our Chief Operating Officer and Secretary in consideration for a base salary of $190,000, which was to be increased by the Annual Increase. After a number of salary increases (including as a result of a number of Annual Increases), Mr. Handerhan’s base salary was approximately $300,000 for 2024 and 2025.

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Michael Prevoznik

On November 30, 2021, the Company (under an offer letter) agreed to pay Mr. Prevoznik a salary of $175,000 per year. After a number of salary increases, Mr. Prevoznik’s base salary for 2024 was approximately $246,000 after giving effect to the Annual Increase. On January 1, 2025, the Board increased Mr. Prevoznik’s base salary to $260,000.

Bonus Executive Officer Perquisites

Additionally, our executive officers are eligible for an annual bonus if the Company meets certain criteria, as established by the Board.

Annual Performance Payout

On January 1, 2025, the Board approved annual performance payouts for fiscal year 2024 performance in the aggregate of approximately $1,916,000, of which approximately $221,000 was paid in cash and the remaining was paid in a combination of restricted stock and incentive stock options. Our Named Executive Officers received the following:

●	Mr. Allen was issued 841,842 incentive stock options.
●	Mr. Handerhan was issued 86,244 incentive stock options, as well as 153,322 shares of restricted Common Stock (with 33,731 shares withheld to pay tax withholding obligation) and $94,676 of cash.
●	Mr. Prevoznik was issued 238,551 incentive stock options, as well as 45,439 shares of restricted Common Stock and $45,439 of cash.

Additionally, Mr. Prevoznik was granted 50,000 RSUs on January 1, 2024 and 50,000 RSUs on January 12, 2024, which vest annually over a five-year period beginning on December 31, 2024, subject to continued employment on each applicable vesting date.

Termination Provisions

The terms of the Allen Employment Agreement and Handerhan Employment Agreement (collectively the “Employment Agreements”) provide each of Messrs. Allen and Handerhan (the “Executives”) certain, severance and change of control benefits if the Executive resigns from the Company for Good Reason or the Company terminates the Executive employment other than for Cause. In such circumstances, the Executive would be entitled to a lump sum payment equal to (i) the 12 months of the Executive’s then-current base salary, and (ii) payment on a pro-rated basis of any bonus or other payments earned in connection with any bonus plan to which the Executive was a participant. In addition, the severance benefit for the Executives under the employment agreements include the Company continuing to pay for medical and life insurance coverage for up to one year following termination. If, within eighteen months following a change of control (as defined below), the Executive’s employment is terminated by the Company without cause or he resigns from the Company for good reason, the Executive will receive certain severance compensation. In such circumstances, the cash benefit to the Executive will be a lump sum payment equal to two times (i) his then-current base salary and (ii) his prior year cash bonus and incentive compensation. Upon the occurrence of a change of control, irrespective of whether his employment with the Company terminates, each Executive’s stock options and equity-based awards will immediately vest.

A “change of control” for purposes of the Employment Agreements generally means any of the following: (i) the sale or partial sale of the Company to an un-affiliated person or entity or group of un-affiliated persons or entities pursuant to which such party or parties acquire shares of capital stock of the Company representing at least 25% of the fully diluted capital stock (including warrants, convertible notes, and preferred stock on an as converted basis) of the Company or (ii) the sale of the Company to an un-affiliated person or entity or group of such persons or entities pursuant to which such party or parties acquire all or substantially all of the Company’s assets determined on a consolidated basis.

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“Good Reason” for purposes of the Employment Agreements generally mean any of the following: (i) any diminution of duties inconsistent with the Executive’s authority, duties and responsibilities (including, without limitation, a change in the chain of reporting); (ii) any reduction of or failure to pay the Executive compensation provided for in the Employment Agreements, except to the extent the Executive consents in writing to any reduction, deferral or waiver of compensation, which non-payment continues for a period of 10 days following written notice to the Company by the Executive of such non-payment; (iii) a material change in the geographic location at which the Executive provides services to the Company, provided that such change shall be more than 30 miles from such location; (iv) the consummation of any change of control; (v) any material violation by the Company of its obligations under this Agreement that is not cured within 30 days, except as provided in clause (ii) above.

Additionally, we have entered into an indemnification agreement with each executive officer.

Employee Benefit Plans

The Company maintains defined contribution benefit plans under Section 401(k) of the Internal Revenue Code covering substantially all qualified employees of the Company (the “401(k) Plan”). Under the 401(k) Plan, the Company may make discretionary contributions of up to 100% of employee contributions. In fiscal 2024, the Company made contributions to the 401(k) Plan of approximately $109,000.

Pay-versus-Performance Table

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance. The amounts in the table below are calculated in accordance with SEC rules and do not represent amounts actually earned or realized by our NEOs.

Year (a)	Summary Compensation Table Total for PEO (b)(1)	Compensation Actually Paid to PEO (c)(2)	Average Summary Compensation Table Total for non-PEO Named Executive Officers (d)(3)	Average Compensation Actually Paid to non-PEO Named Executive Officers (e)(2)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return (f)(4)	Net Income (g)(5)

2024	2,963,847	2,827,369	1,383,377	1,848,921	130	(1,271,174)
2023	804,323	804,323	428,245	461,299	88	7,818,728
2022	2,744,124	1,383,377	1,307,994	540,360	36	(15,892,738)

(1)	Represents the amounts reported for Mr. Charles Allen (the “PEO”) in the “Total” column of the “Summary Compensation Table” in each applicable year.
(2)	SEC rules require certain adjustments be made to the “Summary Compensation Table” totals to determine “compensation actually paid” as reported in the “Pay Versus Performance” table above. For purposes of the equity award adjustments shown below, no equity awards were cancelled as a result of a failure to meet vesting conditions. The valuation assumptions used to calculate fair values for purposes of the compensation actually paid calculation did not materially differ from those disclosed at the time of grant (as applicable). For purposes of the dividends paid on equity awards prior to vesting, the compensation actually paid amount includes the dividends declared during the period for unvested management awards and RSUs that will become payable upon satisfaction of all applicable service period requirements and vesting conditions. The following table details the applicable adjustments to the amount in the “Total” column of the “Summary Compensation Table” in each applicable year that were made to determine “compensation actually paid” (all amounts are averages for the NEOs other than the PEO):

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Year	Name	Summary Compensation Table Total ($)	Deduct “Stock Awards” and “Option Awards” reported in Summary Compensation Table ($)	Add Year- End Fair Value of Outstanding and Unvested Equity Awards Granted in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Years ($)	Add Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year ($)	Add (Deduct) Year over Year Change in Fair Value of Equity Awards Granted in Prior Years which Vested in the Year ($)	Add Value of any Dividends or Other Earnings Paid in the Year ($)	Compensation Actually Paid ($)
2024	PEO	2,963,847	(2,492,859)	-	-	1,983,489	373,892	-	2,827,369
	Other NEOs	1,383,906	(480,093)	69,800	13,332	677,941	184,035	-	1,848,921
2023	PEO	804,323	(354,849)	-	-	354,849	-	-	804,323
	Other NEOs	428,245	(126,656)	16,300	17,617	122,856	2,937	-	461,299
2022	PEO	2,744,124	(2,337,367)	160,072	-	650,126	-	166,422	1,383,377
	Other NEOs	1,307,994	(1,043,073)	76,835	(58,960)	233,195	(6,079)	29,273	539,185

(3)	Represents the average of the amounts reported for the NEOs as a group (excluding the PEO) in the “Total” column of the “Summary Compensation Table” in each applicable year. The names of each of the NEOs included for these purposes for all years presented are Messrs. Handerhan and Prevoznik.
(4)	Represents the cumulative total shareholder return of a fixed investment of $100 made at the closing price of the Company’s Common Stock at December 31, 2020 for the measurement period beginning on such date and continuing through and including the end of the applicable fiscal year reflected in the table.
(5)	Represents the amount of net income (loss) reflected in the Company’s audited financial statements for the applicable fiscal year reflected in the table.

Relationship Between Compensation Actually Paid and our Total Shareholder Return

Our stock price performance is not a direct element used in determining Compensation Actually Paid (“CAP”) to our Named Executive Officers (“NEOs”). However, due to the fact that a significant portion of executive compensation consists of equity-based awards, changes in stock price materially impact CAP calculations in accordance with SEC methodology.

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Over the past three years, we have observed a direct correlation between our stock price movements and CAP calculations:

●	In 2022, the Company’s stock price declined, resulting in a lower CAP for our NEOs relative to the total compensation reported in the Summary Compensation Table (“SCT”).
●	In 2023 and 2024, the Company’s stock price increased year-over-year from the original grant date stock prices of outstanding RSUs, leading to higher CAP calculations relative to the SCT totals, despite no fundamental change in grant structures or compensation philosophy.

While CAP fluctuates based on market-driven factors, including stock price performance and Total Shareholder Return (“TSR”), these metrics do not directly influence the compensation decisions made by the Compensation Committee. Executive compensation decisions are based on factors such as company performance, individual contributions, and strategic priorities rather than short-term stock price movements.

Relationship Between Compensation Actually Paid and our Net Income (Loss)

GAAP net income (loss) is a measure of our overall profitability and may influence investor sentiment and, in turn, our stock price performance. However, CAP is not directly aligned with GAAP net income (loss) due to the structure of our compensation program and the methodology required for CAP calculations.

The Compensation Committee does not use GAAP net income (loss) as a primary determinant of executive compensation because we believe it does not fully reflect the underlying profitability of our business. Specifically, GAAP net income (loss) includes non-cash expenses and accounting-driven fair value determinations that impact reported financial results but do not directly affect cash flows or compensation decisions. These include:

●	Stock-based compensation expense, where the fair value of stock options is determined using the Black-Scholes model, leading to expense recognition that often does not correspond with actual realized value to executives.
●	RSUs with performance-based conditions, which are reflected in GAAP expense calculations but may not yet be considered earned or vested under our Long-Term Incentive Plan.

As a result, while net income (loss) may indirectly influence CAP through its potential impact on stock price performance, the Compensation Actually Paid calculation is more sensitive to stock price movements than GAAP-reported financial results.

Risk Assessment Regarding Compensation Policies and Practices as they Relate to Risk Management

Based on our annual risk assessment, our compensation program for employees is designed to avoid creating incentives for excessive risk taking by our employees and does not involve risks that are reasonably likely to have a material adverse effect on us. Our compensation has the following risk-limiting characteristics:

●	Our base pay programs consisting of competitive salary rates provide a reliable level of income on a regular basis, which decreases incentive on the part of our executives to take unnecessary or imprudent risks; and
●	Equity awards may be recovered by us should a restatement of earnings occur upon which incentive compensation awards were based, or in the event of misconduct by the recipient including, but not limited to, a breach of a duty of confidentiality, competing with the Company, soliciting Company personnel after employment is terminated, failure to assign any invention or technology to the Company if such assignment is a condition of employment or any other agreements between the Company and an employee, a termination of an employee for cause, violation of the Company’s insider trading policy, or other conduct by an employee that is detrimental to the business or reputation of the Company.

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Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the number of shares of our Common Stock beneficially owned as of March 28, 2025 by (i) those persons known by us to be owners of more than 5% of our Common Stock, (ii) each director, (iii) our Named Executive Officers, and (iv) all of our executive officers and directors as a group. Unless otherwise specified in the notes to this table, the address for each person is: c/o BTCS Inc., 9466 Georgia Avenue, No. 124, Silver Spring, Maryland 20910.

Title of Class (1)	Beneficial Owner	Amount of Beneficial Ownership (1)	Percent Beneficially Owned (1)

Directors and Named Executive Officers:

Common Stock	Charles Allen (2)	5,970,464	27.4%
Common Stock	Michal Handerhan (3)	2,190,346	10.6%
Common Stock	Michael Prevoznik (4)	766,463	3.8%

Common Stock	Melanie Pump (5)	43,796	*
Common Stock	Charles Lee (6)	126,288	*
Common Stock	Ashley DeSimone (7)	32,183	*

Common Stock	All directors and officers as a group (6 persons)	9,129,540	42.8%

* Less than 1%.

(1)	Applicable percentages are based on 20,181,878 shares outstanding as of March 28, 2025, adjusted as required by rules of the SEC. Beneficial ownership is determined under the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of Common Stock underlying options and warrants currently exercisable or convertible, or exercisable or convertible within 60 days are deemed outstanding for computing the percentage of the person holding such securities but are not deemed outstanding for computing the percentage of any other person. Unless otherwise indicated in the footnotes to this table, BTCS believes that each of the stockholders named in the table has sole voting and investment power with respect to the shares of Common Stock indicated as beneficially owned by them. The table includes only vested options, and warrants or options and warrants that have or will vest and become exercisable within 60 days.

(2)	Allen. Mr. Allen is a director and executive officer.

●	Includes: (i) 1,591,842 vested stock options, and (ii) 529,833 shares of restricted common stock issued, which remain subject to forfeiture, contingent upon the achievement of specified market capitalization thresholds within the applicable performance measurement period under the Long-Term Incentive Plan.
●	Does not include: (i) 3,395,077 unrestricted shares of Series V preferred stock beneficially owned by Mr. Allen, and (ii) 529,833 shares of restricted Series V preferred stock issued, which remain subject to forfeiture, contingent upon the achievement of specified market capitalization thresholds within the applicable performance measurement period under the Long-Term Incentive Plan.

(3)	Handerhan. Mr. Handerhan is a director and executive officer.

●	Includes: (i) 436,244 vested stock options, and (ii) 333,333 shares of restricted common stock issued, which remain subject to forfeiture, contingent upon the achievement of specified market capitalization thresholds within the applicable performance measurement period under the Long-Term Incentive Plan.
●	Does not include: (i) 1,254,276 unrestricted shares of Series V preferred stock, and (ii) 333,333 shares of restricted Series V preferred stock issued, which remain subject to forfeiture, contingent upon the achievement of specified market capitalization thresholds within the applicable performance measurement period under the Long-Term Incentive Plan.

(4)	Prevoznik. Mr. Prevoznik is an executive officer.

●	Includes: (i) 238,551 vested stock options, (ii) 128,967 shares of restricted common stock issued, which remain subject to forfeiture, contingent upon continued employment over the remaining time-based vesting period, and (iii) 166,668 shares of restricted common stock issued, which remain subject to forfeiture, contingent upon the achievement of specified market capitalization thresholds within the applicable performance measurement period under the Long-Term Incentive Plan.
●	Does not include: 115,810 unrestricted shares of Series V preferred stock, (ii) 48,967 shares of restricted Series V preferred stock issued, which remain subject to forfeiture, contingent upon continued employment over the remaining time-based vesting period, and (iii) 166,668 shares of restricted Series V preferred stock issued, which remain subject to forfeiture, contingent upon the achievement of specified market capitalization thresholds within the applicable performance measurement period under the Long-Term Incentive Plan.

(5)	Pump. Ms. Pump is a director. Does not include 17,154 shares of Series V.

(6)	Lee. Mr. Lee is a director. Includes 7,000 vested stock options. Does not include 48,540 shares of Series V.

(7)	DeSimone. Ms. DeSimone is a director.

20

DIRECTOR COMPENSATION

In 2024, non-employee members of our Board were compensated as follows:

Name (a)	Fees Earned or Paid in Cash ($)(b)(3)	Stock Awards ($)(c)(1)(2)	Option Awards ($)(d)	Non-Equity Incentive Plan Compensation ($)(e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(f)	All Other Compensation ($)(g)	Total ($)(j)

Melanie Pump	35,000	50,002	-	-	-	-	85,002

Charlie Lee	25,000	50,002	-	-	-	-	75,002

Ashley DeSimone	21,346	35,579	-	-	-	-	56,925

Carol Van Cleef (4)	2,500	-	-	-	-	-	2,500

(1)	Amounts reported represent the aggregate grant date fair value of awards granted without regard to forfeitures granted to the independent members of our Board during 2023, computed in accordance with ASC Topic 718. This amount does not reflect the actual economic value realized by the director.

(2)	The stock awards relate to: (i) 31,998 restricted stock units issued to Ms. Pump, (ii) 31,998 restricted stock units issued to Mr. Lee, and (iii) 23,502 restricted stock units issued to Ms. DeSimone.

(3)	In September 2024, each director agreed to receive a portion of their annual compensation in restricted common stock. The “Fees Earned or Paid In Cash” column includes the value of a total of 26,043 shares of restricted common stock in lieu of $22,500 cash compensation which the directors were entitled to.

(4)	Ms. Van Cleef resigned effective January 31, 2024.

21

Outstanding Awards at Fiscal Year End

Listed below is information with respect to unexercised options, stock (including restricted stock units) that has not vested, and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2024:

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($)(e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (i)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#) (j)
Charles Allen	750,000	—	—	1.90	3/31/2026	—	—	—	—
Charles Allen	841,842	—	—	2.47	12/31/2031	—	—	—	—
Charles Allen	—	—	—	—	—	—	—	520,833	1,286,458
Michal Handerhan	350,000	—	—	1.90	3/31/2026	—	—	—	—
Michal Handerhan	86,244	—	—	2.47	12/31/2031	—	—	—	—
Michal Handerhan	—	—	—	—	—	—	—	444,444	724,444
Michael Prevoznik	238,551	—	—	2.47	12/31/2031	—	—	—	—
Michael Prevoznik	—	—	—	—	—	106,744	263,658	166,668	411,670

(1)	The awards reported in this column represent time-based Restricted Stock Shares, which were originally granted as RSUs and subsequently converted to shares of Restricted Stock on December 12, 2024, while maintaining the original vesting schedules. The conversion was implemented pursuant to Board approval and did not result in any modification to the economic terms or vesting conditions of the awards. These awards to Mr. Prevoznik consist of multiple grants, as follows:

a.	11,744 unvested shares (formerly RSUs) from the 29,363 RSUs granted on December 1, 2021, vest in equal annual installments over 5 years, beginning on December 31, 2022, subject to continued employment on such applicable vesting date.
b.	15,000 unvested shares (formerly RSUs) from the 25,000 RSUs granted on January 1, 2023, vest in equal annual installments over 5 years, beginning on December 31, 2023, subject to continued employment on such applicable vesting date.
c.	40,000 unvested shares (formerly RSUs) from the 50,000 RSUs granted on January 1, 2024, vest in equal annual installments over 5 years, beginning on December 31, 2024, subject to continued employment on such applicable vesting date.
d.	40,000 unvested shares (formerly RSUs) from the 50,000 RSUs granted on January 12, 2024, vest in equal annual installments over 5 years, beginning on December 31, 2024, subject to continued employment on such applicable vesting date.

(2)	Unearned shares relate to restricted stock units related to the Company’s Long-Term Incentive Plan.

(3)	Based upon the closing market price of our common stock on December 31, 2024.

In 2023, the Board approved an amendment to all outstanding Stock Option Agreements to allow for cashless exercise of Options in accordance with the Plan.

22

Equity Compensation Plan Information

The following table discloses, as of December 31, 2024, the number of outstanding options and other rights granted by the Company to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. The table provides this information separately for equity compensation plans that have and have not been approved by shareholders.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)($)	Number of securities to be issued upon vesting of RSUs and restricted stock (c)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in columns (a) and (c)) (d)
Equity compensation plans approved by security holders	2,614,568	2.21	1,593,239	3,642,915
Equity compensation plans not approved by security holders	-	-	-	-
Total	2,614,568	2.21	1,593,239	3,642,915

OTHER MATTERS

The Company has no knowledge of any other matters that may come before the Annual Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Annual Meeting or any adjournment, the named proxy holders will have the discretion to vote on such matters in accordance with their best judgment and fiduciary duties unless directed otherwise.

23

This proxy is solicited on behalf of the Board of Directors

BTCS Inc.

9466 Georgia Avenue # 124, Silver Spring, MD 20910

VOTE BY INTERNET - www.BTCS.vote

Use the Internet to vote by proxy up until 7:00 P.M. (New York Time) on May 20, 2025. Have your proxy card in hand when you access the website and then follow the instructions. Enter the 12 digit Control Number below and follow the instructions to vote your proxy.

VOTE BY MAIL

Mark, sign, and date this proxy card and promptly return it in the enclosed envelope to EQUITY STOCK TRANSFER, 237 W 37th St, Suite 602, New York, NY 10018, ATTN: Shareholder Services.

VOTE BY FAX or BY EMAIL

Mark, sign, and date this proxy card and promptly return it by fax: (347) 584-3644 ATTN: Shareholder Services or by email: proxy@equitystock.com ATTN: Shareholder Services.

CONTROL#

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Proxy Statement and Annual Report on Form 10-K are available online at www.BTCS.vote

The undersigned hereby appoints Charles Allen and Michael Prevoznik, the true and lawful proxies of the undersigned, with full power of substitution, to vote all shares of the common stock of BTCS Inc. (the "Company"), which the undersigned is entitled to vote at the annual meeting of stockholders of the Company to be held at 10:00 a.m. (New York Time), on May 21, 2025, to be held virtually by calling 877-407-3088 (toll free) or +1-877-407-3088 (International), and any adjournment or postponement thereof.

This proxy is solicited by the Company's Board of Directors.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is given, this proxy will be voted as recommended by the Company's Board of Directors, or if no recommendation is given, in the proxy holder's discretion.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSALS 2 and 3.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

1. Election of Directors.
Five (5) Nominees:

Nominee	For	Withhold
1a. Charles Allen	☐	☐
1b. Michal Handerhan	☐	☐
1c. Charles Lee	☐	☐
1d. Melanie Pump	☐	☐
1e. Ashley DeSimone	☐	☐

Proposal	For	Against	Abstain
2. To ratify the appointment of RBSM LLP, the Company's independent registered public accounting firm, for fiscal year 2025.	☐	☐	☐
3. To approve, on an advisory basis, the compensation for the Company's named executive officers.	☐	☐	☐

Please sign exactly as your name appears hereon. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please indicate full title as such. Joint owners should each sign personally. All holders must sign. If a corporation, please sign the full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date